Stockholder Note Payable	12 Months Ended
Dec. 31, 2011
Stockholder Note Payable

Note 8—Stockholder Note Payable:

On September 2, 2011, the Company’s CEO and sole stockholder at the time advanced the Company $150,000 to fund its operations until such time as the Company could complete an equity placement. The advance was unsecured, non-interest bearing and due on demand. On September 9, 2011, the advance was converted to an unsecured convertible promissory note. The note was a non-interest bearing note that could be converted into the Company’s common stock at the option of the stockholder. The note was due and payable upon demand of the stockholder on or after the one-year anniversary of the date, if not converted prior to the maturity date. The Company’s CEO converted the note into 40,000 shares of the Company’s common stock on October 6, 2011 at a price of $3.75 per share.